UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 24, 2007

                                 ConocoPhillips
             (Exact name of registrant as specified in its charter)

               Delaware                001-32395            01-0562944
    (State or other jurisdiction of   (Commission        (I.R.S. Employer
            incorporation)            File Number)       Identification No.)


                             600 North Dairy Ashford
                              Houston, Texas 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

         On January 24, 2007, ConocoPhillips issued a press release announcing the company's financial and operating results for the quarter ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference. Additional financial and operating information about the quarter is furnished as Exhibits 99.2 and 99.3 hereto and incorporated herein by reference. The press release contains a measure, "effective tax rate," that is not calculated in accordance with U.S. generally accepted accounting principles (GAAP). We have included this non-GAAP financial measure because, in management's opinion, excluding the third-quarter 2006 charge from United Kingdom tax legislation in calculating our effective tax rate is a better indicator of the company's ongoing effective tax rate and is therefore more useful in comparing the Company's effective tax rate with prior and future periods.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

     99.1     --   Press release issued by ConocoPhillips on January 24, 2007.

     99.2     --   Financial and operational tables.

     99.3     --   Supplemental financial information.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CONOCOPHILLIPS



                                               /s/ Rand C. Berney
                                     ---------------------------------------
                                                Rand C. Berney
                                          Vice President and Controller

January 24, 2007




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                                  EXHIBIT INDEX


Exhibit
No.           Description

99.1          Press release issued by ConocoPhillips on January 24, 2007.

99.2          Financial and operational tables.

99.3          Supplemental financial information.